UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.
Date of Report (Date of earliest event reported): July 16, 2007
MEDCATH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-33009 (Commission File Number)	56-2248952 (IRS Employer Identification No.)
10720 Sikes Place
Charlotte, North Carolina 28277
(Address of principal executive offices, including zip code)
(704) 708-6600
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

SIGNATURES
Exhibit 99.1

Item 8.01 Other Events
On July 16, 2007 MedCath Corporation (MedCath or the Company) announced that the Company completed a recapitalization of its Harlingen Medical Center, located in Harlingen, Texas. Following conversion, Harlingen Medical Center is owned 36.0% by MedCath, 32.1% by Valley Baptist and 31.9% by local physician investors. Beginning with its quarterly reporting period ending September 30, 2007 MedCath will report Harlingen Medical Center as equity in net earnings of unconsolidated affiliates along with a newly formed entity, HMC Realty LLC, of which MedCath owns 36.1%. A copy of the press release is included as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits

Exhibit
No.	Description

99.1	Press Release dated July 16, 2007.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDCATH CORPORATION
Date: July 16, 2007	By:	/s/James E. Harris
James E. Harris
Executive Vice President and Chief Financial Officer